AppFolio, Inc. Announces Second Quarter Financial Results
Revenue grows 32%
Launch of AppFolio StackTM Marketplace to Modernize Property Management Software Integrations

SANTA BARBARA, Calif., July 28, 2022 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud business management solutions for the real estate industry, today announced its financial results for the second quarter ended June 30, 2022.

“AppFolio’s revenue growth, coupled with a year-over-year increase of more than one million units served, reflects our continued focus on delivering powerful property management solutions and exceptional experiences to our growing base of real estate industry customers,” said Jason Randall, President and CEO, AppFolio. “In the second quarter, as part of our strategy to serve larger customers, we were pleased to announce AppFolio Stack, our new integration marketplace. This integration marketplace is one of many examples of our multi-year investment strategy focused on growing our customer base and expanding our Value Added Services.”

Financial Highlights
•Revenue: Total revenue was $117.4 million in the second quarter of 2022, a 32% increase from $89.0 million in the second quarter of 2021.
•Units Served: Total units on the AppFolio Property Manager platform increased to approximately 6.8 million in the second quarter of 2022 from approximately 5.8 million at the end of the second quarter of 2021.
•Income (Loss) from Operations: GAAP loss from operations in the second quarter of 2022 was $29.9 million, or 25% of revenue, compared to GAAP income from operations of $1.1 million, or 1% of revenue, in the same quarter of 2021. Non-GAAP income from operations in the second quarter of 2022 was $1.2 million, or 1% of revenue, compared to Non-GAAP income from operations of $5.9 million, or 7% of revenue, in the second quarter of 2021.
•Cash: Cash, cash equivalents and investment securities were $168.0 million as of June 30, 2022. Non-GAAP free cash flow was $(1.5) million, or (1)% of revenue, in the second quarter of 2022, compared to $10.0 million, or 11% of revenue, in the same quarter of 2021.

Financial Outlook
Based on information available as of July 28, 2022, AppFolio's outlook for fiscal year 2022 follows:
•Full year revenue is expected to be in the range of $455 million to $461 million.
•Full year non-GAAP operating margin as a percentage of revenue is expected to be in line with prior guidance and lower than in 2021.
•Weighted average shares outstanding are expected to be approximately 35 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, July 28, 2022, at 2:00 p.m. Pacific Time (PT), 5:00 p.m. Eastern Time (ET), to discuss the company’s second quarter 2022 financial results. A live webcast of the call will be available at: https://edge.media-server.com/mmc/p/zj46j6vo. To access the call by phone, please go to the following link: https://register.vevent.com/register/BI5ea7ed5f458047dfbc8b649e60b55a96, and you will be provided with dial in details. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time. A replay of the webcast will also be available for a limited time at https://ir.appfolioinc.com/news-events/events.

About AppFolio, Inc.
AppFolio, Inc. (NASDAQ: APPF) is a leading provider of cloud business management solutions for the real estate industry. Our solutions enable our customers to digitally transform their businesses, address critical business operations and deliver a better customer experience. Today, our solutions are AppFolio Property Manager and AppFolio Investment Management, which are supplemented with Value Added Services that enhance, automate and streamline business-critical processes and workflows. For more information about AppFolio, visit www.appfolioinc.com.

Investor Relations Contact:
Lori Barker
ir@appfolio.com

Use of Non-GAAP Financial Measures
Reconciliations of non-GAAP financial measures to AppFolio’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of the tables titled “Statement Regarding the Use of Non-GAAP Financial Measures.” In this earnings release we are including certain non-GAAP financial measures for prior periods for which such measures were not previously reported to enhance comparability between periods.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's business opportunities, the impact of the Company's strategic actions and initiatives, and the timing of providing updated financial guidance.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 28, 2022, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$42,626	$57,847
Investment securities—current	75,425	64,600
Accounts receivable, net	16,175	12,595
Prepaid expenses and other current assets	22,157	23,553
Total current assets	156,383	158,595
Investment securities—noncurrent	49,909	61,076
Property and equipment, net	28,270	30,479
Operating lease right-of-use assets	29,228	41,710
Capitalized software development costs, net	37,496	41,212
Goodwill	56,147	56,147
Intangible assets, net	9,408	11,711
Other long-term assets	8,587	7,087
Total assets	$375,428	$408,017
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,338	$1,704
Accrued employee expenses—current	26,757	30,065
Accrued expenses	15,807	13,284
Deferred revenue	3,075	2,512
Other current liabilities	7,742	5,077
Total current liabilities	54,719	52,642
Operating lease liabilities	54,044	55,733
Other liabilities	1,674	2,261
Stockholders’ equity	264,991	297,381
Total liabilities and stockholders’ equity	$375,428	$408,017

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$117,450	$89,040	$222,746	$167,961
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)(1)	47,430	32,819	90,777	66,117
Sales and marketing(1)	26,995	17,714	51,914	33,893
Research and product development(1)	26,687	15,506	51,007	29,889
General and administrative(1)	37,947	14,206	56,911	27,567
Depreciation and amortization	8,321	7,649	16,736	15,018
Total costs and operating expenses	147,380	87,894	267,345	172,484
(Loss) income from operations	(29,930)	1,146	(44,599)	(4,523)
Other income, net	45	496	35	1,058
Interest income	151	55	258	108
(Loss) income before provision for (benefit from) income taxes	(29,734)	1,697	(44,306)	(3,357)
Provision for (benefit from) income taxes	236	(324)	(49)	(5,857)
Net (loss) income	$(29,970)	$2,021	$(44,257)	$2,500

Net (loss) income per common share:
Basic	$(0.86)	$0.06	$(1.27)	$0.07
Diluted	$(0.86)	$0.06	$(1.27)	$0.07
Weighted average common shares outstanding:
Basic	34,927	34,548	34,881	34,479
Diluted	34,927	35,674	34,881	35,697
(1) Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$726	$463	$1,084	$934
Sales and marketing	2,013	447	3,473	849
Research and product development	4,024	1,214	6,830	2,071
General and administrative	3,198	1,090	5,992	2,136
Total stock-based compensation expense	$9,961	$3,214	$17,379	$5,990

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cash from operating activities
Net (loss) income	$(29,970)	$2,021	$(44,257)	$2,500
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation and amortization	7,759	7,219	15,637	14,190
Amortization of operating lease right-of-use assets	922	737	1,809	1,399
Impairment	19,433	—	19,792	—
Deferred income taxes	(1,208)	(363)	(1,550)	(6,086)
Stock-based compensation, including as amortized	10,523	3,644	18,478	6,818
Other	(62)	(422)	6	(579)
Changes in operating assets and liabilities:
Accounts receivable	507	(2,111)	(2,924)	(4,007)
Prepaid expenses and other current assets	(710)	(2,218)	(2,652)	(2,171)
Other assets	(735)	(579)	(1,308)	(982)
Accounts payable	(2,970)	431	17	1,301
Accrued employee expenses—current	1,799	6,910	(3,217)	7,638
Accrued expenses	1,460	757	3,182	(3,047)
Deferred revenue	(1,146)	(266)	(94)	33
Operating lease liabilities	(680)	2,357	(1,311)	1,685
Other liabilities	603	(3,019)	1,673	(8,031)
Net cash provided by operating activities	5,525	15,098	3,281	10,661
Cash from investing activities
Purchases of available-for-sale investments	(21,591)	(49,282)	(44,900)	(148,293)
Proceeds from sales of available-for-sale investments	—	24,299	—	42,198
Proceeds from maturities of available-for-sale investments	20,155	25,750	43,498	26,750
Purchases of property and equipment	(3,269)	(1,866)	(5,099)	(2,804)
Capitalization of software development costs	(3,709)	(5,771)	(7,193)	(11,911)
Net cash used in investing activities	(8,414)	(6,870)	(13,694)	(94,060)
Cash from financing activities
Proceeds from stock option exercises	503	546	603	646
Tax withholding for net share settlement	(4,524)	(4,908)	(5,597)	(8,900)
Net cash used in financing activities	(4,021)	(4,362)	(4,994)	(8,254)
Net (decrease) increase in cash and cash equivalents and restricted cash	(6,910)	3,866	(15,407)	(91,653)
Cash, cash equivalents and restricted cash
Beginning of period	49,786	45,180	58,283	140,699
End of period	$42,876	$49,046	$42,876	$49,046

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS
(UNAUDITED)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Costs and operating expenses:
GAAP cost of revenue (exclusive of depreciation and amortization)	$47,430	$32,819	$90,777	$66,117
Less: Stock-based compensation expense	726	463	1,084	934
Non-GAAP cost of revenue (exclusive of depreciation and amortization)	$46,704	$32,356	$89,693	$65,183
GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	40%	37%	41%	39%
Non-GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	40%	36%	40%	39%

GAAP sales and marketing	$26,995	$17,714	$51,914	$33,893
Less: Stock-based compensation expense	2,013	447	3,473	849
Non-GAAP sales and marketing	$24,982	$17,267	$48,441	$33,044
GAAP sales and marketing as a percentage of revenue	23%	20%	23%	20%
Non-GAAP sales and marketing as a percentage of revenue	21%	19%	22%	20%

GAAP research and product development	$26,687	$15,506	$51,007	$29,889
Less: Stock-based compensation expense	4,024	1,214	6,830	2,071
Non-GAAP research and product development	$22,663	$14,292	$44,177	$27,818
GAAP research and product development as a percentage of revenue	23%	17%	23%	18%
Non-GAAP research and product development as a percentage of revenue	19%	16%	20%	17%

GAAP general and administrative	$37,947	$14,206	$56,911	$27,567
Less: Stock-based compensation expense	3,198	1,090	5,992	2,136
Less: Impairment	19,433	—	19,792	—
Non-GAAP general and administrative	$15,316	$13,116	$31,127	$25,431
GAAP general and administrative as a percentage of revenue	32%	16%	26%	16%
Non-GAAP general and administrative as a percentage of revenue	13%	15%	14%	15%

GAAP depreciation and amortization	$8,321	$7,649	$16,736	$15,018
Less: Amortization of stock-based compensation capitalized in software development costs	561	430	1,098	828
Less: Amortization of purchased intangibles	1,151	1,153	2,303	2,340
Non-GAAP depreciation and amortization	$6,609	$6,066	$13,335	$11,850
GAAP depreciation and amortization as a percentage of revenue	7%	9%	8%	9%
Non-GAAP depreciation and amortization as a percentage of revenue	6%	7%	6%	7%

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
(Loss) income from operations:
GAAP (loss) income from operations	$(29,930)	$1,146	$(44,599)	$(4,523)
Less: Stock-based compensation expense	9,961	3,214	17,379	5,990
Less: Amortization of stock-based compensation capitalized in software development costs	561	430	1,098	828
Less: Amortization of purchased intangibles	1,151	1,153	2,303	2,340
Less: Impairment	19,433	—	19,792	—
Non-GAAP income (loss) from operations	$1,176	$5,943	$(4,027)	$4,635

Operating margin:
GAAP operating margin	(25.5)%	1.3%	(20.0)%	(2.7)%
Stock-based compensation expense as a percentage of revenue	8.5	3.6	7.8	3.6
Amortization of stock-based compensation capitalized in software development costs as a percentage of revenue	0.5	0.5	0.5	0.5
Amortization of purchased intangibles as a percentage of revenue	1.0	1.3	1.0	1.4
Lease impairment	16.5	—	8.9	—
Non-GAAP operating margin	1.0%	6.7%	(1.8)%	2.8%

Net (loss) income:
GAAP net (loss) income	$(29,970)	$2,021	$(44,257)	$2,500
Less: Stock-based compensation expense	9,961	3,214	17,379	5,990
Less: Amortization of stock-based compensation capitalized in software development costs	561	430	1,098	828
Less: Amortization of purchased intangibles	1,151	1,153	2,303	2,340
Less: Impairment	19,433	—	19,792	—
Less: Income tax effect of adjustments	58	1,810	(958)	7,016
Non-GAAP net income (loss)	$1,078	$5,008	$(2,727)	$4,642

Net (loss) income per share, basic:
GAAP net (loss) income per share, basic	$(0.86)	$0.06	$(1.27)	$0.07
Non-GAAP adjustments to net (loss) income	0.89	0.09	1.19	0.06
Non-GAAP net income (loss) per share, basic	$0.03	$0.15	$(0.08)	$0.13

Net (loss) income per share, diluted:
GAAP net (loss) income per share, diluted	$(0.84)	$0.06	$(1.27)	$0.07
Non-GAAP adjustments to net (loss) income	0.87	0.08	1.19	0.06
Non-GAAP net income (loss) per share, diluted	$0.03	$0.14	$(0.08)	$0.13

Weighted-average shares used in GAAP per share calculation
Basic	34,927	34,548	34,881	34,479
Diluted	34,927	35,674	34,881	35,697

Weighted-average shares used in non-GAAP per share calculation
Basic	34,927	34,548	34,881	34,479
Diluted	35,668	35,674	34,881	35,697

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Free cash flow:
GAAP net cash provided by operating activities	$5,525	$15,098	$3,281	$10,661
Purchases of property and equipment	(3,269)	(1,866)	(5,099)	(2,804)
Capitalized software development costs	(3,709)	(5,771)	(7,193)	(11,911)
Non-recurring taxes paid related to MyCase divestiture	—	2,574	—	9,259
Non-GAAP free cash flow	$(1,453)	$10,035	$(9,011)	$5,205

Free cash flow margin:
GAAP net cash provided by operating activities as a percentage of revenue	4.7%	17.0%	1.5%	6.3%
Purchases of property and equipment as a percentage of revenue	(2.8)	(2.1)	(2.3)	(1.7)
Capitalized software development costs as a percentage of revenue	(3.2)	(6.5)	(3.2)	(7.1)
Non-recurring taxes paid related to MyCase divestiture as a percentage of revenue	—	2.9	—	5.5
Non-GAAP free cash flow margin	(1.2)%	11.3%	(4.0)%	3.1%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021
Costs and operating expenses:
GAAP cost of revenue (exclusive of depreciation and amortization)	$33,298	$32,819	$38,730	$39,097
Less: Stock-based compensation expense	471	463	575	515
Non-GAAP cost of revenue (exclusive of depreciation and amortization)	$32,827	$32,356	$38,155	$38,582
GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	42%	37%	40%	41%
Non-GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	42%	36%	40%	40%

GAAP sales and marketing	$16,179	$17,714	$19,362	$19,945
Less: Stock-based compensation expense	402	447	738	742
Non-GAAP sales and marketing	$15,777	$17,267	$18,624	$19,203
GAAP sales and marketing as a percentage of revenue	21%	20%	20%	21%
Non-GAAP sales and marketing as a percentage of revenue	20%	19%	19%	20%

GAAP research and product development	$14,383	$15,506	$16,500	$19,591
Less: Stock-based compensation expense	857	1,214	1,451	1,935
Non-GAAP research and product development	$13,526	$14,292	$15,049	$17,656
GAAP research and product development as a percentage of revenue	18%	17%	17%	20%
Non-GAAP research and product development as a percentage of revenue	17%	16%	16%	18%

GAAP general and administrative	$13,361	$14,206	$13,404	$16,308
Less: Stock-based compensation expense	1,046	1,090	1,299	2,096
Less: Insurance recovery	—	—	(1,900)	—
Non-GAAP general and administrative	$12,315	$13,116	$14,005	$14,212
GAAP general and administrative as a percentage of revenue	17%	16%	14%	17%
Non-GAAP general and administrative as a percentage of revenue	16%	15%	15%	15%

GAAP depreciation and amortization	$7,369	$7,649	$7,826	$8,001
Less: Amortization of stock-based compensation capitalized in software development costs	398	430	471	513
Less: Amortization of purchased intangibles	1,187	1,153	1,153	1,153
Non-GAAP depreciation and amortization	$5,784	$6,066	$6,202	$6,335
GAAP depreciation and amortization as a percentage of revenue	9%	9%	8%	8%
Non-GAAP depreciation and amortization as a percentage of revenue	7%	7%	6%	7%

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021
(Loss) income from operations:
GAAP (loss) income from operations	$(5,669)	$1,146	$(13)	$(7,342)
Less: Stock-based compensation expense	2,776	3,214	4,063	5,288
Less: Amortization of stock-based compensation capitalized in software development costs	398	430	471	513
Less: Amortization of purchased intangibles	1,187	1,153	1,153	1,153
Less: Insurance recovery	—	—	(1,900)	—
Non-GAAP (loss) income from operations	$(1,308)	$5,943	$3,774	$(388)

Operating margin:
GAAP operating margin	(7.2)%	1.3%	—%	(7.7)%
Stock-based compensation expense as a percentage of revenue	3.5	3.6	4.2	5.5
Amortization of stock-based compensation capitalized in software development costs as a percentage of revenue	0.5	0.5	0.5	0.5
Amortization of purchased intangibles as a percentage of revenue	1.5	1.3	1.2	1.2
Insurance recovery	—	—	(2.0)	—
Non-GAAP operating margin	(1.7)%	6.7%	3.9%	(0.4)%

Net income (loss):
GAAP net income (loss)	$479	$2,021	$(141)	$(1,331)
Less: Stock-based compensation expense	2,776	3,214	4,063	5,288
Less: Amortization of stock-based compensation capitalized in software development costs	398	430	471	513
Less: Amortization of purchased intangibles	1,187	1,153	1,153	1,153
Less: Insurance recovery	—	—	(1,900)	—
Less: Income tax effect of adjustments	5,206	1,810	1,104	(6,820)
Non-GAAP net (loss) income	$(366)	$5,008	$2,542	$12,443

Net income (loss) per share, basic:
GAAP net income (loss) per share, basic	$0.01	$0.06	$—	$(0.04)
Non-GAAP adjustments to net income (loss)	(0.02)	0.09	0.08	0.40
Non-GAAP net (loss) income per share, basic	$(0.01)	$0.15	$0.08	$0.36

Net income (loss) per share, diluted:
GAAP net income (loss) per share, diluted	$0.01	$0.06	$—	$(0.04)
Non-GAAP adjustments to net income (loss)	(0.02)	0.08	0.08	0.39
Non-GAAP net (loss) income per share, diluted	$(0.01)	$0.14	$0.08	$0.35

Weighted-average shares used in GAAP per share calculation
Basic	34,409	34,548	34,614	34,738
Diluted	35,712	35,674	34,614	34,738

Weighted-average shares used in non-GAAP per share calculation
Basic	34,409	34,548	34,614	34,738
Diluted	34,409	35,674	35,653	35,675

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021
Free cash flow:
GAAP net cash (used in) provided by operating activities	$(4,437)	$15,098	$15,798	$8,932
Purchases of property and equipment	(938)	(1,866)	(2,362)	(2,937)
Capitalized software development costs	(6,140)	(5,771)	(6,600)	(6,104)
Non-recurring taxes paid related to MyCase divestiture	6,685	2,574	—	—
Insurance recovery	—	—	(1,900)	—
Non-GAAP free cash flow	$(4,830)	$10,035	$4,936	$(109)

Free cash flow margin:
GAAP net cash (used in) provided by operating activities as a percentage of revenue	(5.6)%	17.0%	16.5%	9.3%
Purchases of property and equipment as a percentage of revenue	(1.2)	(2.1)	(2.5)	(3.1)
Capitalized software development costs as a percentage of revenue	(7.8)	(6.5)	(6.9)	(6.4)
Non-recurring taxes paid related to MyCase divestiture as a percentage of revenue	8.5	2.9	—	—
Insurance recovery as a percentage of revenue	—	—	(2.0)	—
Non-GAAP free cash flow margin	(6.1)%	11.3%	5.2%	(0.1)%

Statement Regarding the Use of Non-GAAP Financial Measures

We disclose the following non-GAAP financial measures in this press release: non-GAAP income (loss) from operations, non-GAAP operating expenses (cost of revenue (exclusive of depreciation and amortization), sales and marketing, research and product development, general and administrative, and depreciation and amortization), non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

•Non-GAAP presentation of income (loss) from operations, operating expenses, net income (loss), and net income (loss) per share. These measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of stock-based compensation capitalized in software development costs, amortization of purchased intangibles, impairment, insurance recoveries, and the related income tax effect of these adjustments, as applicable and described below.

•Free cash flow. Free cash flow is defined as net cash from operating activities, less purchases of property and equipment, capitalization of software development costs, and insurance recoveries, plus non-recurring income taxes paid related to the divestiture of MyCase. We use free cash flow to evaluate our generation of cash from operations that is available for purposes other than capital expenditures and capitalized software development costs. Additionally, we believe that information regarding free cash flow provides investors with a perspective on the cash available to fund ongoing operations, because we review cash flows generated from operations after taking into consideration capital expenditures and the capitalization of software development costs due to the fact that these expenditures are considered to be a necessary component of ongoing operations.

We use each of these non-GAAP financial measures internally to assess and compare operating results across reporting periods, for internal budgeting and forecasting purposes, and to evaluate our financial performance. We believe these adjustments also provide useful supplemental information to investors and facilitate the analysis of our operating results and comparison of operating results across reporting periods.

In particular, we believe these non-GAAP financial measures are useful to investors and others in assessing our operating performance due to the following factors:

•Stock-based compensation expense and amortization of stock-based compensation capitalized in software development costs. We utilize stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of our stockholders while ensuring long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

•Amortization of purchased intangibles. We view amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period.

•Impairment. We believe that impairment charges do not reflect future operating expenses, and are generally unrelated to financial and operational performance in any particular period.

•Significant legal costs and insurance recoveries. Significant legal litigation costs, settlement expenses or proceeds, other associated expenses, and insurance recoveries of such costs do not relate to the ongoing operation of the business and tend to vary significantly based on the circumstances of each transaction. This is not indicative of our core operating performance and may not be meaningful in comparison to our past operating performance.

•Income tax effects of adjustments. We utilize a fixed long-term projected tax rate in our computation of non-GAAP income tax effects to provide better consistency across interim reporting periods. In projecting this long-term non-GAAP tax rate, we utilize a financial projection that excludes the direct impact of other non-GAAP adjustments. The projected rate considers other factors such as our current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where we operate. For the quarter ended June 30, 2022, we have determined the projected non-GAAP tax rate to be 25%. We periodically re-evaluate this tax rate, as necessary, for significant events, based on relevant tax law changes, and material changes in the forecasted geographic earnings mix.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and can exclude expenses that may have a material impact on our reported financial results. As such, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the tables above. We encourage investors to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

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